Exhibit 99.1

FOR IMMEDIATE RELEASE
August 27, 2009

Novell Reports Financial Results for Third Fiscal Quarter 2009

     •   Operating margin continues to improve year-over-year

WALTHAM, Mass. – August 27, 2009 – Novell, Inc. (NASDAQ: NOVL) today announced financial results for its third fiscal quarter ended July 31, 2009. For the quarter, Novell reported net revenue of $216 million. This compares to net revenue of $245 million for the third fiscal quarter of 2008. GAAP income from operations for the third fiscal quarter of 2009 was $21 million, compared to GAAP income from operations of $1 million for the third fiscal quarter of 2008. GAAP net income in the third fiscal quarter of 2009 was $17 million, or $0.05 per share. This compares to GAAP net loss of $15 million, or $0.04 loss per share, for the third fiscal quarter of 2008. In the third fiscal quarter of 2009, foreign currency exchange rates negatively impacted net revenue by $6 million and favorably impacted operating expenses by $8 million and income from operations by $2 million compared to the same period last year.

On a non-GAAP basis, income from operations for the third fiscal quarter of 2009 was $33 million. This compares to non-GAAP income from operations of $24 million in the year-ago quarter. Non-GAAP net income for the third fiscal quarter of 2009 was $25 million, or $0.07 per share. This compares to non-GAAP net income of $18 million, or $0.05 per share, for the third fiscal quarter of 2008. A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Novell reported $40 million of product revenue from Open Platform Solutions, of which $38 million was from Linux Platform Products, up 22% compared to the product revenue from Linux Platform Products from the same period last year. Product revenue from Identity and Security Management was $30 million, of which Identity, Access and Compliance Management was $28 million, down 16% compared to the product revenue from Identity, Access and Compliance Management from the same period last year. Product revenue from Systems and Resource Management was $40 million, down 15% compared to the same period last year. Workgroup product revenue of $81 million decreased 12% compared to the same period last year.

“Operating margin continued to expand year-over-year due to diligent expense management, however revenue performance was similar to many companies in the software industry,” said Ron Hovsepian, President and CEO of Novell. “We remain focused on delivering strong operating margins even as we continue to invest to generate long-term revenue growth.”

Cash, cash equivalents and short-term investments were $921 million at July 31, 2009, down from $1 billion last quarter due primarily to the retirement of our outstanding convertible debentures. Days sales outstanding in accounts receivable was 71 days at the end of the third fiscal quarter of 2009, improved from 78 days at the end of the year-ago quarter. Total deferred revenue was $674 million at the end of the third fiscal quarter of 2009, down from $726 million at the end of the year-ago quarter. For the third fiscal quarter of 2009, cash flow from operations was $35 million. This compares to cash flow from operations of $29 million in the third fiscal quarter of 2008.

Further details on Novell's reported results are included in the financial schedules that are a part of this release.

Financial Outlook
Novell management remains committed to long-term sustainable profitability. Novell management expects to maintain double-digit non-GAAP operating margins in the full fiscal year 2009, barring unforeseen circumstances.

Conference Call Notification and Web Access Detail
A one-hour conference call with Novell management to discuss the quarter will be broadcast at 5:00 PM ET on August 27, 2009. The conference call will be available live as a listen-only webcast from Novell's Investor Relations web page at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 866-335-5255, password “Novell.” The international dial-in number is +1-706-679-2263, password “Novell.”

Following the live event, an archived version of the webcast will be available for twelve months on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

A copy of this press release is posted on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

Non-GAAP Financial Measures
We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts’ consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, purchased in-process research and development, and the sale of business operations, long-term investments, and property, plant and equipment.

We also present a projection of our non-GAAP operating margin. This projection is a forward-looking, non-GAAP financial measure. The corresponding GAAP financial measure of operating margin is not available and cannot be provided without undue effort because we are unable to accurately forecast information regarding expenses or gains such as, but not limited to, those listed above. We believe that the corresponding GAAP financial measure is not likely to be significant to an understanding of our business because there is likely to be substantial variability between projected and actual realization of the expenses and gains described above and/or that such expenses or gains are likely to arise outside of the ordinary course of business.

Legal Notice Regarding Forward-Looking Statements
This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, targets, and prospects; future opportunities; expansion of operating margins; progress of growth businesses; profitability; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell’s products and technology; and results achievable and benefits attainable through deployment of Novell’s products and provision of services. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations, speak only as of the date hereof, and are subject to a number of factors, including, but not limited to: difficulties, delays or unexpected costs in completing our cost reduction and sales growth strategic initiatives; our ability to attract and retain new customers through our indirect sales strategy; our reliance on an indirect sales channel for the distribution of products; our ability to renew SLES subscriptions with those customers who have received SLES certificates from Microsoft; an accelerated decline in our OES and NetWare-related revenue stream; the ability of our Open Platform Solutions, Identity and Security Management, and Systems and Resource Management business unit segments to grow at expected rates; our ability to successfully integrate acquired companies; our ability to compete in markets for infrastructure software services; our ability to meet customer demand for technical support services; our ability to maintain a strong brand; delays in the introduction of new products; increased foreign research and development operations; reliance on software licensed from third parties; our ability to attract and retain talented employees; claims that we have infringed the intellectual property rights of others; adverse results in legal disputes; our ability to protect our confidential information; impairment of goodwill or amortizable intangible assets causing a charge to earnings; exposure to increased economic and regulatory uncertainties from operating a global business; cancellations or reductions in the scope of our engagements with professional services clients; and uncertain economic conditions and reductions in IT spending.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2008 filed with the SEC on December 23, 2008, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web site at http://www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell
Novell, Inc. (NASDAQ: NOVL) delivers an interoperable Linux* platform and a portfolio of integrated IT management software designed to help customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

_________________

Novell and the Novell logo are registered trademarks of Novell, Inc. in the United States and other countries. *All third party marks are the property of their respective owners.

Press Contact:
Ian Bruce
Novell, Inc.
Phone: 781-464-8034
E-Mail: ibruce@novell.com

Investor Relations Contact:
Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                                   Page 5 of 11
                                                      Novell, Inc.
                                Consolidated Unaudited Condensed Statements of Operations
                                      (In thousands, except per share data)

                                                            Fiscal Quarter Ended                     Fiscal Year-to-Date
                                                      ---------------------------------       ---------------------------------
                                                       Jul 31, 2009       Jul 31, 2008         Jul 31, 2009       Jul 31, 2008
                                                      --------------     --------------       --------------     --------------
Net revenue:
  Software licenses                                    $     27,020       $     53,003         $     85,537       $    137,621
  Maintenance and subscriptions                             163,699            155,898              480,843            456,837
  Services (1)                                               25,365             36,284               80,170            117,319
                                                      --------------     --------------       --------------     --------------
Total net revenue                                           216,084            245,185              646,550            711,777
                                                      --------------     --------------       --------------     --------------

Cost of revenue:
  Software licenses                                           2,770              5,312                7,676             12,439
  Maintenance and subscriptions                              13,672             13,301               38,916             36,249
  Services                                                   30,541             40,975               92,570            129,308
                                                      --------------     --------------       --------------     --------------
Total cost of revenue                                        46,983             59,588              139,162            177,996
                                                      --------------     --------------       --------------     --------------

Gross profit                                                169,101            185,597              507,388            533,781
                                                      --------------     --------------       --------------     --------------

Operating expenses:
  Sales and marketing                                        74,647             95,950              227,238            277,861
  Product development                                        45,683             50,082              135,627            141,092
  General and administrative                                 25,997             27,463               75,224             83,709
  Other operating expenses (2)                                1,400             11,131               16,657             20,000
                                                      --------------     --------------       --------------     --------------
Total operating expenses                                    147,727            184,626              454,746            522,662

Income from operations                                       21,374                971               52,642             11,119
  Operating margin %                                           9.9%               0.4%                 8.1%               1.6%

Other income, net:
  Interest income, net                                        2,944              7,384               12,067             33,807
  Other                                                      (3,810)           (16,160)             (10,365)            (7,575)
                                                      --------------     --------------       --------------     --------------
Total other income, net                                        (866)            (8,776)               1,702             26,232
                                                      --------------     --------------       --------------     --------------

Income (loss) from continuing operations before taxes        20,508             (7,805)              54,344             37,351

Income tax expense                                            4,151              7,320               13,295             31,926
                                                      --------------     --------------       --------------     --------------

Income (loss) from continuing operations                     16,357            (15,125)              41,049              5,425

Income from discontinued operations before taxes                302                  -                1,904              1,285
Income tax benefit on discontinued operations                     -                  -                    -               (836)
                                                      --------------     --------------       --------------     --------------
Income from discontinued operations                             302                  -                1,904              2,121

Net income (loss)                                      $     16,659       $    (15,125)        $     42,953       $      7,546
                                                      ==============     ==============       ==============     ==============

Diluted earnings per share:

  Continuing operations                                $       0.05       $      (0.04)        $       0.12       $       0.02

  Net income (loss)                                    $       0.05       $      (0.04)        $       0.12       $       0.02

Weighted average shares                                     346,660            351,878              346,120            353,290

(1) Services includes professional services, technical support and training services.

(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                Page 6 of 11
                                         Novell, Inc.
                        Consolidated Unaudited Condensed Balance Sheets
                                         (In thousands)

                                                        Jul 31, 2009           Oct 31, 2008
                                                       --------------         --------------
Assets

  Current assets:
      Cash and cash equivalents                         $    536,864           $    680,034
      Short-term investments                                 384,632                387,813
      Restricted cash                                         53,008                 52,701
      Receivables, net                                       169,638                193,088
      Prepaid expenses                                        35,343                 34,365
      Current deferred tax assets                              4,943                  5,685
      Other current assets                                    23,921                 32,006
                                                       --------------         --------------
  Total current assets                                     1,208,349              1,385,692

  Property, plant and equipment, net                         171,266                174,978
  Long-term investments                                        8,543                 14,972
  Goodwill                                                   626,404                582,117
  Intangible assets, net                                      50,516                 53,320
  Deferred income taxes                                       29,479                 36,244
  Other assets                                                20,801                 22,026
                                                       --------------         --------------

  Total assets                                          $  2,115,358           $  2,269,349
                                                       ==============         ==============

Liabilities and Stockholders' Equity

  Current liabilities:
      Accounts payable                                  $     30,695           $     36,982
      Accrued compensation                                    94,029                102,317
      Other accrued liabilities                               85,952                108,929
      Income taxes payable                                     3,583                 22,563
      Senior convertible debentures                                -                125,668
      Deferred revenue                                       476,221                503,174
                                                       --------------         --------------
  Total current liabilities                                  690,480                899,633

  Deferred income taxes                                       14,374                 11,725
  Other long-term liabilities                                 39,628                 43,587
  Long-term deferred revenue                                 198,103                226,876
                                                       --------------         --------------

  Total liabilities                                          942,585              1,181,821

  Stockholders' equity                                     1,172,773              1,087,528
                                                       --------------         --------------

  Total liabilities and stockholders' equity            $  2,115,358           $  2,269,349
                                                       ==============         ==============

                                                                                                                                 Page 7 of 11
                                                                   Novell, Inc.
                                           Consolidated Unaudited Condensed Statements of Cash Flows
                                                                  (In thousands)

                                                                                Fiscal Quarter Ended                 Fiscal Year-to-Date
                                                                           -------------------------------      ------------------------------
                                                                            Jul 31, 2009     Jul 31, 2008        Jul 31, 2009    Jul 31, 2008
                                                                           --------------   --------------      --------------  --------------

Cash flows from operating activities
  Net income (loss)                                                         $     16,659     $    (15,125)       $     42,953    $      7,546
  Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
    Stock-based compensation expense                                               6,476            7,593              20,198          25,370
    Depreciation and amortization                                                  9,545           11,980              31,018          30,827
    Change in accounts receivable allowances                                        (705)            (250)               (364)            421
    Utilization of previously reserved acquired net operating losses                 455                1                 455           5,026
    Purchased in-process research and development                                      -                -                   -           2,700
    Loss (gain) on debenture repurchases                                              57             (139)                (11)           (544)
    Gain on discontinued operations, before taxes                                   (302)               -              (1,904)         (1,180)
    Impairment of investments                                                      2,370           14,738               5,466          14,738
    Gain on sale of previously impaired long-term investments                          -                -                   -            (250)
    Loss (gain) on sale of subsidiaries                                                -            3,811                 (16)          3,811
    IT outsourcing transition costs                                                  173                -                 173               -
    Changes in current assets and liabilities, excluding the
     effect of acquisitions and dispositions                                        (205)           6,002             (76,900)       (107,295)
                                                                           --------------   --------------      --------------  --------------

  Net cash provided by (used in) operating activities                             34,523           28,611              21,068         (18,830)
                                                                           --------------   --------------      --------------  --------------

Cash flows from investing activities
    Purchases of property, plant and equipment                                    (8,181)         (12,201)            (14,763)        (28,523)
    Short-term investment activity                                                  (121)          33,820              10,299         359,260
    Long-term investment activity                                                  2,173            7,215               3,909          21,738
    Change in restricted cash                                                        (47)            (286)               (307)        (52,410)
    Net cash proceeds (distributions) from sale of discontinued operations             -                -               1,036            (909)
    Net distributions from subsidiary sales                                            -           (6,427)                  -          (6,427)
    Cash paid for acquisitions, net of cash acquired                                   -              920             (48,472)       (219,553)
    Purchases of intangible assets                                                     -           (6,000)                  -          (6,000)
    Other                                                                          8,657            1,138              10,031           3,365
                                                                           --------------   --------------      --------------  --------------

  Net cash provided by (used in) investing activities                              2,481           18,179             (38,267)         70,541
                                                                           --------------   --------------      --------------  --------------

Cash flows from financing activities
    Issuance of common stock                                                       1,773            2,366               2,925          12,618
    Excess tax benefits from stock-based compensation                                  -           (7,186)             (2,788)         16,809
    Common stock repurchases/retirements                                               -          (44,663)                  -         (44,663)
    Debt repayment                                                                  (193)               -                (571)              -
    Debenture repurchases                                                       (121,668)         (26,868)           (125,537)       (142,457)
                                                                           --------------   --------------      --------------  --------------

  Net cash used in financing activities                                         (120,088)         (76,351)           (125,971)       (157,693)
                                                                           --------------   --------------      --------------  --------------

Decrease in cash and cash equivalents                                            (83,084)         (29,561)           (143,170)       (105,982)

Cash and cash equivalents - beginning of period                                  619,948        1,003,398             680,034       1,079,819
                                                                           --------------   --------------      --------------  --------------

Cash and cash equivalents - end of period                                   $    536,864     $    973,837        $    536,864    $    973,837
                                                                           ==============   ==============      ==============  ==============

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                   Page 8 of 11
                                                                     Novell, Inc.
                                                  Unaudited Non-GAAP Adjusted Income From Operations
                                                          (In thousands, except per share data)

                                                                 Fiscal Quarter Ended                Fiscal Year-to-Date
                                                           -------------------------------     -------------------------------
                                                            Jul 31, 2009     Jul 31, 2008       Jul 31, 2009     Jul 31, 2008
                                                           --------------   --------------     --------------   --------------

 GAAP income from operations                                $     21,374      $       971       $     52,642     $     11,119
                                                           --------------    -------------     --------------   --------------

   Adjustments:
     Stock-based compensation expense:
       Cost of revenue                                               554              871              2,137            2,695
       Sales and marketing                                         1,243            1,953              5,356            7,400
       Product development                                         2,817            2,543              7,611            7,900
       General and administrative                                  1,862            2,226              5,094            7,375
                                                           --------------    -------------     --------------   --------------
         Sub-total                                                 6,476            7,593             20,198           25,370
                                                           --------------    -------------     --------------   --------------

     Acquisition-related intangible asset amortization:
       Cost of revenue                                             2,398            3,184              7,886            6,035
       Sales and marketing                                         1,478            1,341              4,590            2,429
                                                           --------------    -------------     --------------   --------------
         Sub-total                                                 3,876            4,525             12,476            8,464
                                                           --------------   -------------      --------------   --------------

     Other operating expenses (income):
       Restructuring expenses                                      1,227            6,570             16,500           11,329
       IT outsourcing transition costs                               173                -                173                -
       Litigation-related expense                                      -              750                  -              750
       Purchased in-process research and development                   -                -                  -            2,700
       Acquisition integration costs                                   -                -                  -            1,410
       Loss (gain) on sale of subsidiaries                             -            3,811                (16)           3,811
                                                           --------------    -------------     --------------   --------------
         Sub-total                                                 1,400           11,131             16,657           20,000
                                                           --------------    -------------     --------------   --------------

   Total operating adjustments                                    11,752           23,249             49,331           53,834

 Non-GAAP income from operations                            $     33,126      $    24,220       $    101,973     $     64,953
                                                           ==============    =============     ==============   ==============
     Operating margin %                                             15.3%             9.9%              15.8%             9.1%

------------------------------------------------------------------------------------------------------------------------------

                                                                     Novell, Inc.
                                                       Unaudited Non-GAAP Adjusted Net Income
                                                        (In thousands, except per share data)

                                                                 Fiscal Quarter Ended                Fiscal Year-to-Date
                                                           --------------------------------    -------------------------------
                                                            Jul 31, 2009      Jul 31, 2008      Jul 31, 2009     Jul 31, 2008
                                                           --------------    --------------    --------------   --------------

 GAAP net income (loss)                                     $     16,659      $    (15,125)     $     42,953     $      7,546
                                                           --------------    --------------    --------------   --------------

   Operating adjustments (detailed above)                         11,752            23,249            49,331           53,834
   Non-operating expenses (income) adjustments:
      Loss (gain) on debenture repurchases                            57              (139)              (11)            (544)
      Impairment of investments                                    2,370            14,738             5,466           14,738
      Gain on sale of previously impaired
        long-term investments                                          -                 -                 -             (250)
                                                           --------------    --------------    --------------   --------------
         Sub-total                                                 2,427            14,599             5,455           13,944
                                                           --------------    --------------    --------------   --------------

   Total pre-tax adjustments                                      14,179            37,848            54,786           67,778

   Income tax adjustments                                         (5,549)           (4,841)          (17,089)          (4,045)

   Income from discontinued operations, net of taxes                (302)                -            (1,904)          (2,121)
                                                           --------------    --------------    --------------   --------------

   Total net adjustments                                           8,328            33,007            35,793           61,612

 Non-GAAP net income and non-GAAP income
   from continuing operations                               $     24,987      $     17,882      $     78,746     $     69,158
                                                           ==============    ==============    ==============   ==============

 GAAP net income (loss) per share                           $       0.05      $      (0.04)     $       0.12     $       0.02
     Total adjustments detailed above                               0.02              0.09              0.11             0.18
                                                           --------------    --------------    --------------   --------------
 Non-GAAP net income per share and non-GAAP
   income from continuing operations per share              $       0.07      $       0.05      $       0.23     $       0.20
                                                           ==============    ==============    ==============   ==============

 GAAP weighted average shares                                    346,660           351,878           346,120          353,290

   Change from basic to diluted weighted average shares                -             1,319                 -                -
                                                           --------------    --------------    --------------   --------------

 Non-GAAP weighted average shares                                346,660           353,197           346,120          353,290
                                                           ==============    ==============    ==============   ==============

 Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                 Page 9 of 11

                                                                       Novell, Inc.
                                                    Consolidated Unaudited Condensed Segment Results
                                                          (in thousands, except per share data)

                                                                       Fiscal Quarter Ended July 31, 2009
                                    ---------------------------------------------------------------------------------------------------------

                                                          Identity           Systems
                                    Open Platform       and Security       and Resource                           Common
                                      Solutions     %    Management    %    Management    %    Workgroup    %   Unallocated    Total      %
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Net revenue:
  Software licenses                  $        73    0.2  $    7,929   20.7  $    7,527   16.5  $  11,491   13.1  $       -   $  27,020   12.5
  Maintenance and subscriptions           39,868   90.1      22,336   58.2      32,469   71.2     69,026   78.5          -     163,699   75.8
  Services                                 4,307    9.7       8,102   21.1       5,584   12.3      7,372    8.4          -      25,365   11.7
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total net revenue                         44,248  100.0      38,367  100.0      45,580  100.0     87,889  100.0          -     216,084  100.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Cost of revenue:
  Software licenses                            3    0.0         977    2.5         861    1.9        538    0.6        391       2,770    1.3
  Maintenance and subscriptions            1,605    3.6       2,753    7.2       3,713    8.1      3,230    3.7      2,371      13,672    6.3
  Services                                 6,359   14.4       8,851   23.1       5,384   11.8      9,757   11.1        190      30,541   14.1
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total cost of revenue                      7,967   18.0      12,581   32.8       9,958   21.8     13,525   15.4      2,952      46,983   21.7
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Gross profit                              36,281   82.0      25,786   67.2      35,622   78.2     74,364   84.6     (2,952)    169,101   78.3
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Operating expenses:
  Sales and marketing                          -      -           -      -           -      -          -      -     74,647      74,647   34.5
  Product development                     12,849   29.0       9,859   25.7      11,027   24.2      9,131   10.4      2,817      45,683   21.1
  General and administrative                   -      -           -      -           -      -          -      -     25,997      25,997   12.0
  Other operating expenses                     -      -           -      -           -      -          -      -      1,400       1,400    0.6
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total operating expenses                  12,849   29.0       9,859   25.7      11,027   24.2      9,131   10.4    104,861     147,727   68.4
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Income (loss) from operations        $    23,432   53.0  $   15,927   41.5  $   24,595   54.0  $  65,233   74.2  $(107,813)  $  21,374    9.9
                                    ============= ===== ============ ===== ============ ===== =========== ===== =========== =========== ======

                                                                       Fiscal Quarter Ended April 30, 2009
                                    ----------------------------------------------------------------------------------------------------------

                                                          Identity           Systems
                                    Open Platform       and Security       and Resource                           Common
                                      Solutions     %    Management    %    Management    %    Workgroup    %   Unallocated    Total      %
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Net revenue:
  Software licenses                  $        31    0.1  $    9,191   23.7  $    8,520   18.8  $  12,508   14.3  $       -   $  30,250   14.0
  Maintenance and subscriptions           38,785   87.9      21,135   54.4      31,566   69.6     66,843   76.6          -     158,329   73.4
  Services                                 5,296   12.0       8,520   21.9       5,268   11.6      7,932    9.1          -      27,016   12.5
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total net revenue                         44,112  100.0      38,846  100.0      45,354  100.0     87,283  100.0          -     215,595  100.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Cost of revenue:
  Software licenses                            2    0.0         636    1.6         713    1.6        518    0.6        511       2,380    1.1
  Maintenance and subscriptions            2,802    6.4       1,463    3.8       2,642    5.8      2,762    3.2      2,676      12,345    5.7
  Services                                 6,552   14.9       9,188   23.7       4,477    9.9     10,121   11.6        219      30,557   14.2
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total cost of revenue                      9,356   21.2      11,287   29.1       7,832   17.3     13,401   15.4      3,406      45,282   21.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Gross profit                              34,756   78.8      27,559   70.9      37,522   82.7     73,882   84.6     (3,406)    170,313   79.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Operating expenses:
  Sales and marketing                          -      -           -      -           -      -          -      -     75,697      75,697   35.1
  Product development                     13,305   30.2       9,253   23.8      10,960   24.2      8,745   10.0      2,289      44,552   20.7
  General and administrative                   -      -           -      -           -      -          -      -     25,032      25,032   11.6
  Other operating expenses                     -      -           -      -           -      -          -      -      7,408       7,408    3.4
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total operating expenses                  13,305   30.2       9,253   23.8      10,960   24.2      8,745   10.0    110,426     152,689   70.8
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Income (loss) from operations        $    21,451   48.6  $   18,306   47.1  $   26,562   58.6  $  65,137   74.6  $(113,832)  $  17,624    8.2
                                    ============= ===== ============ ===== ============ ===== =========== ===== =========== =========== =====

                                                                       Fiscal Quarter Ended July 31, 2008
                                    ---------------------------------------------------------------------------------------------------------

                                                          Identity           Systems
                                    Open Platform       and Security       and Resource                           Common
                                      Solutions     %    Management    %    Management    %    Workgroup    %   Unallocated    Total      %
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Net revenue:
  Software licenses                  $         -      -  $   16,567   32.9  $   15,439   29.1  $  20,997   20.4  $       -   $  53,003   21.6
  Maintenance and subscriptions           33,558   86.3      20,311   40.3      31,671   59.7     70,358   68.4          -     155,898   63.6
  Services                                 5,326   13.7      13,482   26.8       5,972   11.3     11,504   11.2          -      36,284   14.8
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total net revenue                         38,884  100.0      50,360  100.0      53,082  100.0    102,859  100.0          -     245,185  100.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Cost of revenue:
  Software licenses                            -      -       2,035    4.0       1,376    2.6      1,116    1.1        785       5,312    2.2
  Maintenance and subscriptions            1,934    5.0       2,495    5.0       2,824    5.3      3,739    3.6      2,309      13,301    5.4
  Services                                 8,237   21.2      14,571   28.9       4,896    9.2     12,310   12.0        961      40,975   16.7
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total cost of revenue                     10,171   26.2      19,101   37.9       9,096   17.1     17,165   16.7      4,055      59,588   24.3
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Gross profit                              28,713   73.8      31,259   62.1      43,986   82.9     85,694   83.3     (4,055)    185,597   75.7
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Operating expenses:
  Sales and marketing                          -      -           -      -           -      -          -      -     95,950      95,950   39.1
  Product development                     15,043   38.7      11,346   22.5      11,544   21.7      9,606    9.3      2,543      50,082   20.4
  General and administrative                   -      -           -      -           -      -          -      -     27,463      27,463   11.2
  Other operating expenses                     -      -           -      -           -      -          -      -     11,131      11,131    4.5
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----
Total operating expenses                  15,043   38.7      11,346   22.5      11,544   21.7      9,606    9.3    137,087     184,626   75.3
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -----

Income (loss) from operations        $    13,670   35.2  $   19,913   39.5  $   32,442   61.1  $  76,088   74.0  $(141,142)  $     971    0.4
                                    ============= ===== ============ ===== ============ ===== =========== ===== =========== =========== =====

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                         Page 10 of 11
                                                                              Novell, Inc.
                                           Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                            (In thousands)

                                                            Fiscal Year                                                      Change from
                                             Q3 2008%      2008       %    Q2 2009    %    Q3 2009    %     Q2 2009 to Q3 2009  Q3 2008 to Q3 2009
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ------------------  ------------------
Open platform solutions
  Linux platform products
    Software licenses                        $      -     -  $        -     -  $      -     -  $      -     -    $      -       -    $      -       -
    Maintenance and subscriptions              31,266  12.8     123,386  12.9    36,681  17.0    38,240  17.7       1,559     4.3       6,974    22.3
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
                                               31,266  12.8     123,386  12.9    36,681  17.0    38,240  17.7       1,559     4.3       6,974    22.3
  Other open platform products
    Software licenses                               -     -         164   0.0        31   0.0        73   0.0          42   135.5          73       -
    Maintenance and subscriptions               2,292   0.9       9,576   1.0     2,104   1.0     1,628   0.8        (476)  (22.6)       (664)  (29.0)
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
                                                2,292   0.9       9,740   1.0     2,135   1.0     1,701   0.8        (434)  (20.3)       (591)  (25.8)

Total open platform solutions                  33,558  13.7     133,126  13.9    38,816  18.0    39,941  18.5       1,125     2.9       6,383    19.0

Identity and security management
  Identity, access and compliance management
    Software licenses                          15,747   6.4      53,956   5.6     8,475   3.9     7,542   3.5        (933)  (11.0)     (8,205)  (52.1)
    Maintenance and subscriptions              17,816   7.3      70,321   7.4    19,401   9.0    20,729   9.6       1,328     6.8       2,913    16.4
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
                                               33,563  13.7     124,277  13.0    27,876  12.9    28,271  13.1         395     1.4      (5,292)  (15.8)
  Other identity and security management
    Software licenses                             820   0.3       2,667   0.3       716   0.3       387   0.2        (329)  (45.9)       (433)  (52.8)
    Maintenance and subscriptions               2,495   1.0      10,301   1.1     1,734   0.8     1,607   0.7        (127)   (7.3)       (888)  (35.6)
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
                                                3,315   1.4      12,968   1.4     2,450   1.1     1,994   0.9        (456)  (18.6)     (1,321)  (39.8)

Total identity and security management         36,878  15.0     137,245  14.3    30,326  14.1    30,265  14.0         (61)   (0.2)     (6,613)  (17.9)

Systems and resource management
    Software licenses                          15,439   6.3      48,126   5.0     8,520   4.0     7,527   3.5        (993)  (11.7)     (7,912)  (51.2)
    Maintenance and subscriptions              31,671  12.9     122,040  12.8    31,566  14.6    32,469  15.0         903     2.9         798     2.5

Total systems and resource management          47,110  19.2     170,166  17.8    40,086  18.6    39,996  18.5         (90)   (0.2)     (7,114)  (15.1)

Workgroup
  OES and NetWare-related
    Software licenses                           9,493   3.9      39,379   4.1     5,622   2.6     5,129   2.4        (493)   (8.8)     (4,364)  (46.0)
    Maintenance and subscriptions              41,890  17.1     166,496  17.4    39,210  18.2    40,058  18.5         848     2.2      (1,832)   (4.4)
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
                                               51,383  21.0     205,875  21.5    44,832  20.8    45,187  20.9         355     0.8      (6,196)  (12.1)
  Collaboration
    Software licenses                           7,135   2.9      28,320   3.0     3,391   1.6     4,468   2.1       1,077    31.8      (2,667)  (37.4)
    Maintenance and subscriptions              21,657   8.8      85,462   8.9    20,978   9.7    21,877  10.1         899     4.3         220     1.0
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
                                               28,792  11.7     113,782  11.9    24,369  11.3    26,345  12.2       1,976     8.1      (2,447)   (8.5)
  Other workgroup
    Software licenses                           4,369   1.8      16,371   1.7     3,495   1.6     1,894   0.9      (1,601)  (45.8)     (2,475)  (56.6)
    Maintenance and subscriptions               6,811   2.8      28,911   3.0     6,655   3.1     7,091   3.3         436     6.6         280     4.1
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
                                               11,180   4.6      45,282   4.7    10,150   4.7     8,985   4.2      (1,165)  (11.5)     (2,195)  (19.6)

Total workgroup                                91,355  37.3     364,939  38.2    79,351  36.8    80,517  37.3       1,166     1.5     (10,838)  (11.9)

Total software licenses, maintenance
  and subscriptions
    Software licenses                          53,003  21.6     188,983  19.8    30,250  14.0    27,020  12.5      (3,230)  (10.7)    (25,983)  (49.0)
    Maintenance and subscriptions             155,898  63.6     616,493  64.5   158,329  73.4   163,699  75.8       5,370     3.4       7,801     5.0
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------
Total product revenue                         208,901  85.2     805,476  84.2   188,579  87.5   190,719  88.3       2,140     1.1     (18,182)   (8.7)
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------

Services                                       36,284  14.8     151,037  15.8    27,016  12.5    25,365  11.7      (1,651)   (6.1)    (10,919)  (30.1)
                                            --------- ----- ----------- ----- --------- ----- --------- -----   ---------- -------  ---------- -------

Total net revenue                            $245,185 100.0  $  956,513 100.0  $215,595 100.0  $216,084 100.0    $    489     0.2    $(29,101)  (11.9)
                                            ========= ===== =========== ===== ========= ===== ========= =====   ========== =======  ========== =======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 11 of 11
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity, Access and Compliance Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management
                              > PlateSpin
                              > Managed Objects

                        Workgroup

                               Open Enterprise Server and NetWare-Related

                                    > Open Enterprise Server (OES)
                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise
                                    > Teaming + Conferencing

                              Other Workgroup

                                    > BorderManager

                        Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services